UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 15, 2016

ASHFORD INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS
The information regarding amendments to the bylaws of Ashford Inc. (the “Company”) set forth in Item 5.03 of this Current Report is hereby incorporated by reference into this Item 3.03.

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On December 15, 2016, the Board of Directors of the Company adopted and approved the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws modify the advance notice procedures to require that only stockholders that have owned at least 1% of our outstanding common stock continuously for at least one year may nominate director candidates and propose other business to be considered at an annual meeting of stockholders (the “Ownership Requirement”). The Ownership Requirement was previously approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on May 13, 2015.
The foregoing summary is qualified in its entirety by reference to the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Bylaws of Ashford Inc., effective December 15, 2016.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2016

ASHFORD INC.
By: /s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel